SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BRANTLEY CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)     Proposed maximum aggregate value of transaction:

          (5)     Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

This proxy statement is first being sent to stockholders on or about March 19, 2004.

Brantley Capital Corporation

3201 Enterprise Parkway, Suite 350
Cleveland, Ohio 44122

March 19, 2004

Dear Stockholder:

      You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) of Brantley Capital Corporation (the “Company”) to be held on March 30, 2004 at 10:00 AM Eastern Daylight Time, at 3201 Enterprise Parkway, Cleveland, Ohio 44122.

      The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the 2003 Annual Meeting. The Company is holding its 2003 annual meeting in order to satisfy the listing requirements of NASDAQ, which requires the holding of an annual meeting. The Company intends to hold an additional annual meeting in 2004, which will be the 2004 annual meeting.

      Your vote is important regardless of the number of shares you own. We urge you to sign, date and mail the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

      On behalf of your board of directors, thank you for your continued interest and support.

Sincerely,
/s/ Robert P. Pinkas
Robert P. Pinkas
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL ONE: ELECTION OF DIRECTORS
Nominees for Class I Directors -- Term Expiring in 2008
Nominee for Class V Directors -- Term Expiring in 2007
Class II Directors -- Term Expiring in 2004
Class III Directors -- Term Expiring in 2005
Class IV Directors -- Term Expiring in 2006
Class V Directors -- Term Expiring in 2007
Compensation Table
Option Exercises and Year-End Option Values
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT
STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
OTHER MATTERS

BRANTLEY CAPITAL CORPORATION

3201 Enterprise Parkway, Suite 350
Cleveland, Ohio 44122

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 30, 2004

      Notice is hereby given that the 2003 Annual Meeting of the Stockholders (the “2003 Annual Meeting”) of Brantley Capital Corporation (the “Company”) will be held on March 30, 2004 at 10:00 a.m. Eastern Daylight Time, at 3201 Enterprise Parkway, Cleveland, Ohio 44122, for the following purposes:

1.	To elect three directors to serve for a term of five years and one director to serve for a term of four years, or until their successors are duly elected and qualified;

2.	To ratify the selection of KPMG LLP as the Company’s independent public accountants; and

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

      The holders of record of shares of common stock of the Company at the close of business on January 23, 2004 will be entitled to receive notice of and vote at the meeting.

      It is important to your interests that all stockholders participate in the affairs of the Company, regardless of the number of shares you own. Accordingly, the Company urges you promptly to fill out, sign and return the enclosed proxy or register your vote by telephone even if you plan to attend the meeting. Instructions are shown on the proxy card. You have the option to revoke the proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting.

By Order of the Board of Directors,
/s/ Paul H. Cascio
Paul H. Cascio
Vice President and Secretary

Cleveland, Ohio

March 19, 2004

BRANTLEY CAPITAL CORPORATION

3201 Enterprise Parkway, Suite 350
Cleveland, Ohio 44122

PROXY STATEMENT

2003 Annual Meeting of Stockholders

      The proxy that accompanies this statement is being solicited by the Board of Directors (the “Board”) of Brantley Capital Corporation (the “Company”) for use at the 2003 Annual Meeting of Stockholders (the “Meeting”) to be held on March 30, 2004, or at any adjournment thereof. This proxy statement was first mailed on or about March 19, 2004 to stockholders of record on January 23, 2004.

      Any stockholder giving a proxy for the Meeting may revoke it before it is exercised by giving a later dated proxy, submitting a new vote over the telephone or by giving notice of revocation to the Company in writing or at the Meeting. However, the mere presence at the Meeting of the stockholder does not revoke the proxy. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Meeting. On any matter or matters with respect to which the proxy contains instructions for voting, such shares will be voted in accordance with such instructions. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Meeting, but shares that are voted as abstentions and broker non-votes, together with any other shares not voted at the Meeting, will be deemed not voting on the issues or matters as to which abstention is applicable. A broker non-vote exists where a broker proxy indicates that the broker is not authorized to vote on a particular proposal. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the election of directors and the ratification of the selection of the Company’s independent public accountant. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

      The cost of solicitation of proxies in the form accompanying this statement will be borne by the Company. Proxies will be solicited by mail or by telephone or personal interview with an officer or regular employee of the Company, or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees or fiduciaries, each of whom will be reimbursed by the Company for its expenses in so doing. In addition, the Company has retained Georgeson Shareholder Communications, Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies and will pay such firm a fee estimated to be $15,000, plus reimbursement of out-of-pocket expenses.

      The record date for determination of stockholders entitled to vote at the Meeting is January 23, 2004. As of January 23, 2004, the outstanding voting securities of the Company consisted of 3,810,535 shares of common stock. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of a majority of the common stock of the Company outstanding and entitled to be cast shall constitute a quorum for the purposes of the Meeting.

      The Company’s investment adviser, Brantley Capital Management, L.L.C., is located at 3201 Enterprise Parkway, Suite 350, Cleveland, Ohio, 44122. The Company’s administrator, State Street Bank and Trust Company, is located at 225 Franklin Street, Boston, Massachusetts, 02110.

      The Company’s audited financial statements are contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, which is being provided to stockholders. Such report, and the financial statements contained therein, are not to be considered as part of this soliciting material. A copy of the Annual Report on Form 10-K is available without charge upon request. Please direct your request to Brantley Capital Corporation, Attention: Tab A. Keplinger, 3201 Enterprise Parkway, Suite 350, Cleveland, Ohio 44122, phone number: (216) 464-8400. A self-addressed postage paid card for requesting a copy of the Annual Report on Form 10-K is provided with this proxy statement for your convenience.

PROPOSAL ONE: ELECTION OF DIRECTORS

      Currently, the Company’s board of directors consists of seven members divided into five classes, with each director serving a five-year term and one class of directors being elected by the Company’s stockholders annually. Directors serve until their successors are elected and qualified.

      Messrs. Goldstein, Pinkas and Bales, the Class I directors, have been nominated to serve until 2008. The affirmative vote of a majority of the shares of common stock represented at the Meeting is required to elect Robert P. Pinkas, Patrick L. Bales and Phillip Goldstein as directors of the Company for the terms for which they have been nominated. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. See “Certain Relationships and Related Transactions” for additional information.

      The board of directors appointed Mr. Gerald Hellerman to fill a vacancy on the board following the resignation of Benjamin Bryan. Pursuant to our bylaws, Mr. Hellerman’s board seat must be presented to the stockholders of the Company at the annual meeting of stockholders following the filling of the vacancy. The board has nominated Mr. Hellerman to serve as a Class V director; therefore, his term will expire in 2007 with the other Class V directors.

      A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The board of directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF GERALD HELLERMAN, PHILLIP GOLDSTEIN, PATRICK BALES AND ROBERT PINKAS AS DIRECTORS OF THE COMPANY FOR THE TERMS FOR WHICH THEY HAVE BEEN NOMINATED.

Information about Directors

      The following information was furnished to the Company by the nominees and each director currently serving, and sets forth the name, age, principal occupation or employment of each such person and the period during which he has served as a director of the Company. Except as otherwise noted below, each director (including the nominees) has held his principal occupation or employment for at least five years. The business address of each nominee and director listed below is c/ o Brantley Capital Corporation, 3201 Enterprise Parkway, Suite 350, Cleveland, Ohio 44122.

Nominees for Class I Directors — Term Expiring in 2008

      Mr. Pinkas is an interested person within the meaning of the Investment Company Act of 1940 because he is an executive officer of the Company and an executive officer and manager of the Company’s investment adviser, Brantley Capital Management, L.L.C. Messrs. Bales and Goldstein are considered independent directors for purposes of the Investment Company Act of 1940.

      Phillip Goldstein, 58, is a self-employed investment adviser and is the President of Kimball and Winthrop, Inc., an investment advisory firm. Since 1992, Mr. Goldstein has managed investments for a limited number of clients and has served as the portfolio manager and President of the general partner of Opportunity Partners, a private investment partnership. He was elected a director of The Mexico Equity and Income Fund in February 2000, The Italy Fund in May 2000, and Dresdner RCM Global Strategic Income Fund in November 2000. He was also a director of Clemente Strategic Value Fund from 1998 to 2000. Mr. Goldstein was elected to the board of directors to fill a newly created seat in 2001. Mr. Goldstein is not a director of any other business development companies or funds for which Brantley Capital Management, L.L.C. is also an investment adviser.

      Robert P. Pinkas, 49, is Chairman of the Board, Chief Executive Officer, Treasurer and a director of the Company; and Chairman of the Board, Chief Executive Officer, Treasurer and a manager of Brantley Capital Management, L.L.C., which serves as the Company’s investment adviser. Mr. Pinkas was the founding partner of Brantley Venture Partners, L.P., a venture capital fund started in 1987, and led the formation of three related venture capital funds Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. A family limited partnership of which Mr. Pinkas is the sole general partner serves as a general partner of the sole general partner of each of Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. Each of Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. has made venture capital investments similar to the investments the Company makes in private companies. From 1981 to 1987, Mr. Pinkas was active in venture capital management and financing as a founding director and investor in seven early-stage companies. He serves on the board of directors of several portfolio companies in which one or more of Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. have invested, including Gliatech, Inc., Pediatric Services of America, Inc., Medirisk, Inc., Quad Systems Corporation and Waterlink, Inc. Mr. Pinkas has been Chairman of the Board, Chief Executive Office, Treasurer and a director of the Company since its formation in 1996. Mr. Pinkas is a director of four funds for which Brantley Capital Management, L.L.C. is also an investment adviser.

      L. Patrick Bales, 60, a director of the Company, is a partner with the firm of Bales Partners, Inc., an executive search consulting firm that services smaller growth companies as well as major corporations in both the private and public sector. The firm conducts executive search assignments both domestically and internationally and has affiliate offices in London and Tokyo. Previously, Mr. Bales was employed with Paul R. Ray & Company from 1981 to 1983 in their Chicago office and was on the professional staff of two other search firms in the Chicago area from 1975 to 1981. He spent five years with Weber Marking Systems prior to embarking upon his career in executive search. Mr. Bales has been a director of the Company since its formation in 1996. Mr. Bales is not a director of any other business development companies or funds for which Brantley Capital Management, L.L.C. is also an investment adviser.

Nominee for Class V Directors — Term Expiring in 2007

      Gerald Hellerman, 64, a director of the Company, is Managing Director of Hellerman Associates, a financial and corporate consulting firm; Trustee of Third Avenue Value Trust since 1993; Trustee of the Third Avenue Variable Series Trust since 1999; director of Clemente Strategic Value fund from 1998 to 2000; director of The Mexico Equity and Income Fund since 2000. Mr. Hellerman was appointed by the Board of Directors on March 20, 2003 to fill a vacancy on the board. Mr. Hellerman is not a director of any other business development companies or funds for which Brantley Capital Management, L.L.C. is also an investment adviser.

Class II Directors — Term Expiring in 2004

      There are currently no Class II directors.

Class III Directors — Term Expiring in 2005

      There are currently no Class III directors.

Class IV Directors — Term Expiring in 2006

      Mr. Cascio is an interested person within the meaning of the Investment Company Act of 1940 because he is an executive officer of the Company and an executive officer and manager of the Company’s investment adviser, Brantley Capital Management, L.L.C. Mr. Saltz is considered an independent director for purposes of the Investment Company Act of 1940.

      Paul H. Cascio, 41, a director of the Company, serves as Vice President and Secretary of the Company and as Vice President and Secretary of Brantley Capital Management, L.L.C., which serves as the Company’s investment adviser. Mr. Cascio also serves as a general partner of the general partner of Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. Prior to joining Brantley Venture Partners II, L.P. and Brantley Venture Partners III, L.P. in May, 1996, Mr. Cascio was a Managing Director and head of the General Industrial Manufacturing and Services Group in the Corporate Finance Department at Dean Witter Reynolds Inc. Before joining Dean Witter in 1986, Mr. Cascio was employed in the Corporate Finance Department at E.F. Hutton & Company Inc. Mr. Cascio has been Vice President, Secretary, and a director of the Company since 1998. Mr. Cascio is a director of three funds for which Brantley Capital Management, L.L.C. is also an investment adviser.

      Peter Saltz, 60, a director of the Company, is a consultant to KraftMaid Cabinetry, Inc., the second largest cabinet manufacturer in the United States. Mr. Saltz served as Vice Chairman of Finance from 1997 to 1999 and Senior Executive Vice President and Chief Financial Officer of KraftMaid from 1980 to 1997 and has over 29 years of experience as a certified public accountant in the United States and South Africa. Mr. Saltz holds a limited partnership interest in BVP III and BVP IV. Mr. Saltz has been a director of the Company since 1998. Mr. Saltz is not a director of any other business development companies or funds for which Brantley Capital Management, L.L.C. is also an investment adviser.

Class V Directors — Term Expiring in 2007

      Mr. Oliver is an interested person within the meaning of the Investment Company Act of 1940 because his law firm serves as the Company’s legal counsel. Mr. Hellerman is considered an independent director for purposes of the Investment Company Act of 1940.

      Gerald Hellerman. Please see nominee information described above.

      James P. Oliver, 57, a director of the Company, is a partner with the law firm of Squire, Sanders & Dempsey L.L.P. and is a past member of the firm’s Management Committee. Mr. Oliver’s practice focuses on general corporate and board matters with substantial experience in high net worth individuals and their succession wealth issues. Mr. Oliver is a graduate of Bowling Green State University and the University of Cincinnati College of Law. Mr. Oliver has been a director of the Company since he was appointed by the board of directors in 1998 to fill a vacancy on the board. The law firm of Squire, Sanders & Dempsey L.L.P. has represented the Company as counsel since shortly after its formation in 1996. Mr. Oliver is not a director of any other business development companies or funds for which Brantley Capital Management, L.L.C. is also an investment adviser.

Information about Non-Director Executive Officers

      The following information was furnished to the Company by the non-director executive officers and sets forth the name, age, principal occupation or employment of each such person and the period during which he has served as an executive officer of the Company.

      Michael J. Finn, 52, is President of the Company and is President and a manager of Brantley Capital Management, L.L.C., which serves as the Company’s investment adviser. Mr. Finn also serves as a general partner of the general partner of Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. From 1987 to 1995, Mr. Finn served as portfolio manager and Vice President of the Venture Capital Group of Sears Investment Management Company in Chicago. In this capacity, Mr. Finn managed the development of a $150 million portfolio of private equity investments, including the investment of over $24 million directly in 25 operating companies. From 1983 to 1987, he led the development of a $250 million venture capital program for the State of Michigan Department of Treasury as its deputy director. In 1982, Mr. Finn founded and served as President of the Michigan Certified Development Corporation, a small business development corporation which financed over $50 million of investments in six companies in Michigan during the period 1982 to 1984. In 1976, he launched the Forward Development Corporation, an entity sponsored by the U.S. Small Business Administration for small business financing. He serves on the board of directors of several portfolio companies in which one or more of Brantley Venture Partners, L.P., Brantley Venture

Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. have invested, including Medirisk, Inc. and Pediatric Services of America, Inc. Mr. Finn has been the President of the Company since its formation in 1996. Mr. Finn is a director of three funds for which Brantley Capital Management, L.L.C. is also an investment adviser.

      Tab A. Keplinger, 41, has served as Vice President and Chief Financial Officer of the Company since its inception. Prior to joining the Company in February 1997, Mr. Keplinger was Vice President and Chief Financial Officer of Victoria Financial Corporation. Before joining Victoria Financial Corporation in 1990, Mr. Keplinger was a senior audit manager in the manufacturing and service sectors for KPMG Peat Marwick.

      Shawn M. Wynne, 42, joined the Company in 2001 as a Vice President and is primarily responsible for the origination, evaluation, structuring and management of its mezzanine investment activities. Prior to joining the Company, Mr. Wynne was a Director at Stonehenge Partners Inc., the successor firm to Banc One Capital Markets, Banc One Corporation’s investment banking and principal investment entity, which managed $500 million in assets. He was responsible for origination, execution and management of mezzanine and preferred stock investments for Banc One Capital Markets, Inc. Prior to joining Banc One Capital Markets, Mr. Wynne held senior business development and group management positions with Banc One and the Bank of Nova Scotia. He is a member of the board of directors of various private companies.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Company and persons who beneficially own more than 10% of the Company’s common stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and 10% stockholders are also required by the rules promulgated by the SEC to furnish to the Company copies of all Section 16(a) reports they file.

      Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that each of its officers and directors complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2002.

Stock Ownership of Officers, Directors and Beneficial Owners

      The following table sets forth as of March 16, 2004, the number of shares of the Company’s common stock beneficially owned by each of its current directors and executive officers and all directors and executive officers as a group, according to information furnished to the Company by such persons, except as noted below. Unless otherwise indicated, the Company believes that each director and executive officers set forth in the table has sole voting and investment power with respect to such shares of common stock. The address for each of the directors and executive officers is c/o Brantley Capital Corporation, 3201 Enterprise Parkway, Suite 350, Cleveland, Ohio 44122.

	Amount and
	Nature of
	Beneficial		Percent
Name	Ownership		of Class(1)

Interested Directors

Paul H. Cascio(3)	112,111	(4)	2.94%
James P. Oliver	6,900	(5)	*
Robert P. Pinkas(3)	512,800	(6)	13.46%
Independent Directors

L. Patrick Bales	10,800	(8)	*
Phillip Goldstein	262,300(7)		6.89%
Gerald Hellerman	0		*
Peter Saltz	17,000	(5)	*
Non-Director Executive Officers

Michael J. Finn(3)	258,347	(2)	6.78%
Tab A. Keplinger	77,250	(9)	2.03%
All Directors and Executive Officers as a Group (10 persons)	1,257,508		33.02%

 * Shares owned are less than one percent of class.

(1)	Based on 3,810,535 shares of common stock outstanding as of March 16, 2004.

(2)	Includes 150,000 shares subject to stock option grants.

(3)	Owner of an interest in Brantley Capital Management, L.L.C., which serves as the Company’s investment adviser.

(4)	Includes 100,000 shares subject to stock option grants.

(5)	Includes 6,000 shares subject to stock option grants.

(6)	Includes 450,000 shares subject to stock option grants.

(7)	Information regarding share ownership was obtained from the Schedule 13D that Phillip Goldstein and Andrew Dakos filed jointly as a group on May 22, 2001, as amended. Mr. Goldstein reported beneficial ownership of 253,400 shares of the Company’s common stock, and Mr. Dakos reported beneficial ownership of 6,900 shares of the Company’s common stock. Because they filed the Schedule 13D as a group, the Company has aggregated their share ownership for purposes of this table. Mr. Goldstein reported sole voting power as to 156,500 shares of common stock, shared voting power as to 7,000 shares, and sole investment power as to 253,400 shares. Mr. Dakos reported sole voting and investment power as to 4,000 shares of common stock and shared voting and investment power as to 2,900 shares. Includes 2,000 shares subject to stock option grants.

(8)	Includes 10,000 shares subject to stock option grants.

(9)	Includes 75,000 shares subject to stock option grants.

      The following table sets forth information about persons known by the Company to be a beneficial owner of more than 5% of the outstanding shares of its common stock other than as noted above:

	Amount and
	Nature of
	Beneficial	Percent
Name	Ownership	of Class

Richard A. Barone	148,900 (1)	3.91%
Ancora Capital One Chagrin Highlands 2000 Auburn Drive, Suite 420 Cleveland, Ohio 44122
Fifth Third Bancorp	364,800 (2)	9.6%
Fifth Third Center Cincinnati, Ohio 45263
Deutsche Banc AG	262,509 (3)	6.89%
Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany

(1)	Information regarding share ownership was obtained from the Schedule 13D filed by Richard A. Barone on July 7, 2003. Mr. Barone reported sole voting and investment power as to 10,000 shares of the Company’s common stock, shared voting power with respect to 105,000 shares and shared investment power as to 138,900 shares of the Company’s common stock.

(2)	Information regarding share ownership was obtained from the Schedule 13G filed jointly by Fifth Third Bancorp and Fifth Third Bank on February 14, 2003. Fifth Third Bancorp and Fifth Third Bank reported sole voting as to 182,400 shares of common stock and sole investment power as to 182, 400 shares of common stock, respectively. The address of Fifth Third Bank is the same as Fifth Third Bancorp.

(3)	Information regarding share ownership was obtained from the Schedule 13G filed by Deutsche Banc AG in February 2004.

Dollar Range of Securities Beneficially Owned By Directors

      Set forth below is the dollar range of equity securities beneficially owned by each nominee and continuing director as of March 16, 2004:

Dollar Range of
Equity Securities
Beneficially
Name of Director	Owned(1),(2),(3)

Interested Directors

Paul H. Cascio	Over $100,000
James P. Oliver	$50,000 - $100,000
Robert P. Pinkas	Over $100,000
Independent Directors

L. Patrick Bales	Over $100,000
Phillip Goldstein	Over $100,000
Gerald Hellerman	None
Peter Saltz	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-100,000, or over $100,000.

(3)	The dollar range of the Company’s equity securities owned by each director is based on the closing price of $11.00 per share on March 16, 2004 on the Nasdaq National Market.

Organization and Compensation of the Board of Directors

      The board of directors has established an audit committee, a compensation committee, an executive committee and a nominating committee. During 2002, the board of directors held four regularly scheduled meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of stockholders. Each of the directors, with the exception of Benjamin Bryan, was present at the Company’s last annual meeting held on September 17, 2002.

Audit Committee

      The audit committee has oversight responsibilities with respect to the Company’s financial audit and reporting process, system of internal controls, and process for monitoring compliance with law and with the Company’s Code of Conduct. The audit committee is also responsible for maintaining open communication between and among the audit committee, management and the independent public accountants. Notwithstanding the above, the audit committee is not responsible for conducting audits, preparing financial statements, or assuring the accuracy of financial statements or filings, all of which is the responsibility of management and the outside auditors.

      The audit committee, which is currently composed of Messrs. Goldstein, Hellerman, and Saltz, held five meetings during 2002. Mr. Hellerman was appointed to fill a vacancy on the Audit Committee resulting from the resignation of Benjamin Bryan from the Board of Directors. Each member of the Audit Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. The Company’s board of directors has determined that Peter Saltz is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934. Peter Saltz, Gerald Hellerman and Phillip Goldstein meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act, and, in addition, neither is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act.

      The audit committee performs its oversight functions and responsibilities pursuant to a written charter adopted by the board of directors. A copy of the audit committee charter is included as an appendix to this proxy statement.

Compensation Committee

      The function of the compensation committee is to assist the board of directors in evaluating and recommending compensation of the senior executives of the Company and to administer the Company’s stock option plan in accordance with the terms thereof, including the designation of which officers and employees of the Company shall receive stock options, and the number of shares which should be subject to each option so granted. The compensation committee, which is currently composed of Messrs. Bales and Saltz, held one meeting in connection with a meeting of the board of directors during 2002.

Executive Committee

      The function of the executive committee is to assist the board in carrying out its responsibilities. The executive committee has and may exercise those rights, powers and authority as may be exercised by the full board, except where action by the full board is required by statute, an order of the Securities and Exchange Commission or the Company’s charter or bylaws. The executive committee is composed of Messrs. Pinkas, Oliver and Cascio. The committee did not meet during 2002.

Nominating Committee

      The function of the nominating committee is to recommend candidates for the board of directors. The board of directors currently acts as the Nominating Committee. The Nominating Committee held one meeting in conjunction with a meeting of the board of directors during 2002. The full board of directors currently acts as the Nominating Committee and is composed of four independent directors and three directors who could be considered “interested persons” under the 1940 Act. The board of directors has not adopted a charter for the Nominating Committee The Company believes that because decisions regarding nominations are made by the entire board, including the independent directors, that a separate charter is not necessary. In identifying and evaluating nominees, including shareholder nominees, the board will consider:

•	the appropriate size and composition of the Company’s board of directors;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations and listing standards.

      The Nominating Committee’s goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

      Other than the foregoing there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the board.

      The Nominating Committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the Nominating Committee or the board decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating Committee and board of directors are polled for suggestions as to individuals meeting the criteria of the Nominating Committee. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to assist in the identification or evaluation of potential nominees although the Company reserves the right in the future to retain a third party search firm, if necessary.

      The Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Paul H. Cascio, Vice President and Secretary Brantley Capital Corporation, 3201 Enterprise Parkway, Suite 350, Cleveland, Ohio 44122.

Communications Between Shareholders and Boards of Directors

      Stockholders with questions about the Company are encouraged to contact Brantley Capital Corporation’s Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to Brantley Capital Corporation Board of Directors, c/o Mr. Paul Cascio, 3201 Enterprise Parkway, Suite 350, Cleveland, Ohio 44122. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

      The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officers, as well as every employee of the Company. The Company’s code can be accessed via its website at http://www.brantleycapital.com. The Company intends to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Executive Officers and Directors

      The following table sets forth the compensation of the Company’s directors, none of whom is an employee of the Company. Except as set forth in such table, no other compensation was paid to any director (including those who also serve as executive officers) by the Company or any other entity in the Company’s fund complex during 2002. No information has been provided with respect to executive officers of the Company (other than those who also serve as directors), since none of them receives aggregate compensation from the Company and the Company’s fund complex in excess of $60,000.

Compensation Table

			Pension or	Total Compensation
	Aggregate	Securities	Retirement Benefits	from Fund and
	Compensation from	Underlying	Accrued as Part of	Fund Complex
Name of Director	the Company(1)	Options/SARs(2)	Company Expenses	Paid to Directors(3)

Interested Directors
Paul H. Cascio	0	0	0	0
James P. Oliver	0	0	0	0
Robert P. Pinkas	0	0	0	0
Michael Finn(4)
Independent Directors
Patrick Bales	$18,000	0	0	$18,000
Phillip Goldstein	18,000	0	0	18,000
Gerald Hellerman	0	0	0	0
Peter Saltz	18,000	0	0	18,000
James M. Smith(5)	14,000	0	0	14,000
Benjamin Bryan(6)	18,000	0	0	18,000

(1)	Compensation consists of amounts received for service as a director. See “Organization and Compensation of the Board of Directors” above.

(2)	See “Stock Option Plan” for more information relating to the terms of the options granted in 2002.

(3)	Consists only of directors’ fees paid by the Company during 2002. Such fees are also included in the column entitled “Aggregate Compensation from the Company.”

(4)	Mr. Finn resigned from the board on October 2, 2002.

(5)	Mr. Smith resigned as a director on July 3, 2002.

(6)	Mr. Bryan resigned as a director on March 20, 2003.

Compensation of Directors

      Each director who is not an officer of the Company receives a monthly fee of $500 and an attendance fee of $1,000 for each board and committee meeting attended.

Stock Option Awards

      No options were granted during 2002.

      The following table sets forth the details of option exercises by each named individual during 2002 and the values of those unexercised options at December 31, 2002.

Option Exercises and Year-End Option Values

			Number of
	Shares		Securities Underlying		Value of Unexercised
	Acquired		Unexercised Options		In-the-Money Options(2)
	Upon	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors
Paul Cascio	0	0	100,000	0	0	0
James P. Oliver	0	0	6,000	0	0	0
Robert P. Pinkas	0	0	450,000	0	0	0
Michael Finn(3)	0	0	150,000	0	0	0
Independent Directors
Patrick Bales	0	0	10,000	0	0	0
Phillip Goldstein	0	0	2,000	0	0	0
Gerald Hellerman	0	0	0	0	0	0
Peter Saltz	0	0	6,000	0	0	0
Benjamin Bryan(4)	0	0	10,000	0	0	0

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Value of unexercised options is calculated based on the closing price of $7.70 per share on December 31, 2002, net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2002.

(3)	Mr. Finn resigned as a director on October 2, 2002.

(4)	Mr. Bryan resigned as a director on March 30, 2003.

Stock Option Plan

      The Company’s 1996 Stock Option Plan (the “Stock Option Plan”) permits the granting of nonqualified stock options to officers and employees of the Company. All officers of the Company are eligible to be selected to participate in the Stock Option Plan. At present, the Company has no employees. The Stock Option Plan is administered by the compensation committee of the board of directors, which selects the persons who are eligible to participate and determines the number of options to be granted.

      The number of shares of common stock available for grant under the Stock Option Plan is 1,175,000, subject to certain adjustments. Options granted under the Stock Option Plan are exercisable at a price not less than the greater of (i) the current market value (as defined in the Stock Option Plan) on the date of option grant and (ii) the current net asset value of the shares of common stock. Options become exercisable to the extent of one-third of the subject shares after one year from the grant date, two-thirds of the subject shares after two years from the grant date and all subject shares after three years from the grant date.

      The Company’s Disinterested Director Option Plan (the “Director Option Plan”) permits the granting of non-qualified stock options to the directors of the Company who are not employees or officers. All such directors of the Company are eligible to be selected to participate in the Director Option Plan, which is administered by the compensation committee of the board of directors. In order for options to be issued to the non-employee directors, the Company obtained exemptive relief from the SEC. Under the terms of the exemptive order and the Director Option Plan Agreement, each qualified director will be granted an option to purchase 2,000 shares upon their initial appointment to the board of directors. Throughout the term of the plan and immediately following each annual meeting of stockholders of the Company, each qualified director then serving on the Company’s board of directors will be granted options to purchase 2,000 additional shares, subject to adjustment. Such option grants were made retroactively by the Company to its formation. As a result, the three original qualifying directors who served on the Company’s board of directors since the Company’s formation received options to purchase 6,000 shares each. The remaining qualifying directors who served on the Company’s board of directors since 1998 each received options to purchase 2,000 shares of common stock.

Certain Relationships and Related Transactions

      Brantley Capital Management, L.L.C., pursuant to the terms of an investment advisory agreement, is responsible, on a day-to-day basis, for the selection and supervision of portfolio investments. Transactions between the Company and the Brantley Capital Management, including operational responsibilities, duties and compensation, are governed by the investment advisory agreement. Throughout the term of the investment advisory agreement, the Company will pay to Brantley Capital Management an annual management fee of 2.85% of the Company’s net assets, determined at the end of each calendar quarter and payable in arrears. For the year ended December 31, 2002, the Company paid Brantley Capital Management an investment advisory fee in the aggregate amount of $477,860. Robert P. Pinkas, Chairman, Chief Executive Officer, Treasurer and a director of the Company, Michael J. Finn, President and a director of the Company, and Paul H. Cascio, Vice President and a director of the Company are officers and managers of Brantley Capital Management, and together own 100% of Brantley Capital Management.

      The Company co-invests in portfolio companies from time to time with affiliates of the Company and Brantley Capital Management, including certain venture capital investment partnerships. Certain officers and directors of the Company and officers of Brantley Capital Management also serve as general partners of the investment partnerships’ general partner. The Company’s co-investments with such affiliates are subject to the terms and conditions of the exemptive order granted by the Commission, which relieves the Company from certain provisions of the Investment Company Act of 1940 and permits certain joint transactions with the investment partnerships.

      The Company is an investor in Disposable Products Company, LLC, a non-woven paper products manufacturer. Grand River Industries, Ltd. owns approximately 35% of Disposable Products’ outstanding capital stock. Grand River is a wholly-owned subsidiary of Objective Industrial Investments Partners, L.P. Robert P. Pinkas, Chairman and Chief Executive Officer of the Company, is a managing member in Objective Industrial. As a result of his investment commitment in Objective Industrial, Mr. Pinkas owns 20% of Grand River.

      James P. Oliver has been a director of the Company since 1998 and is a partner with the law firm of Squire Sanders & Dempsey L.L.P., which has represented the Company as counsel since shortly after its formation in 1996.

      On March 19, 2003, we entered into a Memorandum of Understanding (the “MOU”) with Phillip Goldstein, a director of the Company, pursuant to which Mr. Goldstein agreed to dismiss the lawsuit he filed against the Company in September 2002, subject to compliance with the Investment Company Act of 1940. The court approved the proposed settlement on February 26, 2004.

      On June 4, 2003, the Company filed an application for exemptive relief from certain provisions of the 1940 Act in order to effect the provisions of the MOU. On June 18, 2003, the Company received comments on it’s application from the staff of the Division of Investment Management (the “Staff”) of the Securities and Exchange Commission (the “SEC”). On August 14, 2003 the Company responded to those comments. With such response, the Company proposed a MOU that was submitted to the Staff. On November 12, 2003, the Company received comments regarding its August 14, 2003 response. The Company responded to the comments on December 18, 2003. On February 11, 2004, the Staff requested a response from the Board of Directors, which the Board provided on February 25, 2004. We are in the process of responding to additional oral comments from the Staff.

      The MOU is subject to approval by the stockholders, and the receipt of exemptive relief from the SEC. There can be no assurances that this exemptive relief would be granted by the SEC staff.

      Pursuant to the MOU, we would agree, among other things:

•	to cause there to be four (4) directors who are not “interested persons” as defined under the 1940 Act and cause the board to be exactly seven (7) directors in total;

•	if Mr. Goldstein or Gerald Hellerman is no longer a director of the Company, then whichever of Mr. Goldstein or Mr. Hellerman remains on the board shall have the right to select a nominee;;

•	to not convert the Company from being an advised fund to an internally managed fund unless a majority of the independent directors agree;

•	to allow any independent director to request independent counsel, subject to the approval of the board, which cannot be unreasonably withheld; and

•	to refrain from making defamatory remarks about any party to the agreement.

      In addition, the MOU provides that at the next Annual Meeting of Stockholders following SEC approval:

•	the Company would ask shareholders to approve a plan of orderly disposition of the assets of the Company or a sale of the assets with the goal of prompt cash distribution to stockholders;

•	the Company would ask shareholders to approve a new investment advisory agreement pursuant to which, prospectively:

•	the advisor’s fees would be reduced from 2.85% to 2.5% of our net asset value;

•	all stock options would be forfeited and cancelled; and

•	the advisor would be entitled to receive a fee equal to 20% of the aggregate distributions made by the Company in excess of $10.00 per share; however, none of the amount would be paid until aggregate distributions totaled $12.50 per share.

      The MOU also includes provisions that would require the parties to take all steps necessary to accomplish the goals of the Memorandum, including voting their shares in favor of the proposals when and if they are presented at a meeting of stockholders. Under the MOU, the Company would also be required to reimburse Mr. Goldstein for certain expenses (not to exceed $275,000) he incurred in connection with the proxy solicitation and litigation related to the Annual Meeting of Stockholders held on September 17, 2002. Mr. Goldstein would also agree not to engage in, lead or fund a proxy contest while the agreement is in effect. The term of the MOU would run until December 31, 2006.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

      The board of directors has selected KPMG LLP as independent public accountants for the Company for the year ending December 31, 2003. The decision to retain KMPG LLP was made by the board of directors upon the recommendation of the audit committee and is subject to ratification or rejection by the stockholders of the Company.

      KPMG LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company. The Company also has not consulted with KPMG LLP during the last two years or subsequent interim periods on either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion KPMG LLP might issue on the Company’s financial statements. KPMG LLP has also been selected to serve as the accountants for Brantley Venture Partners I, Brantley Venture Partners II, Brantley Venture Partners III and Brantley Partners IV.

      It is expected that a representative of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

      On June 11, 2002, we dismissed Arthur Andersen (“AA”) as our independent auditors. AA’s reports on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors and was submitted for ratification by its stockholders.

      During the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of AA, there were no disagreements with AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AA, would have caused them to make reference to the subject matter of such disagreements in connection with their reports.

      During the Company’s two most recent fiscal years and any subsequent interim period preceding AA’s dismissal:

      (1) AA did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

      (2) AA did not advise the Company that information had come to AA’s attention that let them to no longer be able to rely on management’s representations, or that made them unwilling to be associated with the financial statements prepared by management;

      (3) AA did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause AA to be unwilling to rely on management’s representations or be associated with the Company’s financial statements; and

      (4) AA did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

      The Company engaged KPMG LLP (“KPMG”) to act as its independent auditors, effective June 11, 2002. During the Company’s two most recent fiscal years and any subsequent interim period prior to engaging KPMG, the Company did not consult KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and KPMG did not provide either a written report or oral advice to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K.

Report of the Audit Committee

      The audit committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended December 31, 2002. The audit committee has also discussed with KPMG LLP, the Company’s independent public accountants, all matters required to be discussed by the Statement on Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence.

      Based on the review and discussions noted above, and consistent with the roles and responsibilities referred to above and in the audit committee’s charter, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

Audit Committee
Phillip Goldstein
Peter Saltz

Fees Paid to KPMG LLP For 2002

Audit Fees

      KPMG LLP billed the Company aggregate fees of $62,500 for the audit of the Company’s annual financial statement for the fiscal year ended December 31, 2002 and for the review of the financial statements included in the Company’s Forms 10-Q for such fiscal year. Arthur Andersen, LLP billed the Company aggregate fees of $58,200 for the audit of the Company’s annual financial statement for the fiscal year ended on December 31, 2001 and for the review of the financial statements included in the Company’s Forms 10-Q for such fiscal year.

      The following are aggregate fees billed to the Company by KPMG LLP during 2002 and Arthur Andersen, LLP during 2001:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2002	December 31, 2001

Audit Fees	$62,500	$58,200
Audit-Related Fees	—	—
Tax Fees	—	$10,700
All Other Fees	—	—
Total Fees:	$62,500	$68,900

     Audit Fees

      Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

     Audit Related Fees

      Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

     Tax Fees

      Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

     All Other Fees

      All other fees consist of fees for products and services other than the services reported above.

      In accordance with its charter, the Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP. These services may include audit services, audit-related services, tax services and other related services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of service and is generally subject to a specific budget. The Audit Committee limits the engagement by the Company of KPMG LLP for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. KPMG LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by KPMG LLP in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. [During the year ending December 31, 2004, all services provided by KPMG LLP will be pre-approved by the Audit Committee in accordance with this policy.]

      The favorable vote of a majority of the shares voting on this proposal is required for ratification of the selection of KPMG LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2003. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice “Against” or “Abstain” is specified.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANT OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

      Stockholders may present proper proposals for inclusion in our proxy statement for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in our proxy materials for the 2004 annual meeting, stockholder proposals must be received in compliance with our bylaws and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. We intend to announce the deadline for the submission of stockholder proposal for its 2004 annual meeting in its Exchange Act reports.

OTHER MATTERS

      Management does not know of any other matters that will come before the meeting. In case any other matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Company’s Annual Report on Form 10-K for the year ended December 31, 2002 is being mailed, together with this proxy statement, to all stockholders entitled to receive notice of and vote at the 2003 Annual Meeting of Stockholders. The Company will provide upon request and without charge to each stockholder receiving this proxy statement a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

By Order of the Board of Directors,

Paul H. Cascio Vice President and Secretary

Cleveland, Ohio

March 19, 2004

Appendix A

BRANTLEY CAPITAL CORPORATION

AUDIT COMMITTEE CHARTER

      The Board of Directors (“Board”) of Brantley Capital Corporation (“Company”) has determined that the Audit Committee of the Board (the “Committee”) shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter (“Charter”) to establish the governing principles of the Committee.

Organization

      There shall be a committee of the Board known as the Audit Committee. The Committee shall be composed of at least three directors as determined by the Board. The members of the Committee shall meet the requirements of the rules of the Nasdaq National Market, and all other applicable laws, rules or regulations, in each case, when, as and to the extent applicable to the Company. At least one of the members of the Committee shall have accounting or related financial management experience.

      The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Committee members may be replaced by the Board.

      In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to engage independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report, to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Statement of Policy

      The Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders of Brantley Capital Corporation relating to the Company’s accounting and reporting practices and the quality and integrity of the financial reports of the Company. In fulfilling its oversight responsibility to shareholders, the Committee must be capable of conducting free and open discussions with management, independent auditors, internal auditors, employees and others regarding the quality of the Company’s financial statements and system of internal controls.

Purpose

      The primary function of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of the Company and the audits of its financial statements, except for the responsibilities that relate to another committee of the Board. In addition, the Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Responsibility

      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

      In carrying out these responsibilities, the Committee will:

DOCUMENTS/ REPORTS REVIEW

      1. Review this Charter periodically, at least annually as conditions dictate, and recommend any proposed changes to the Board for approval.

      2. Review and discuss with management and the independent auditors the Company’s annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public including any certification reports, opinion or review rendered by the independent auditors. Recommend to the Board whether the audited financial statements should be included in the Company’s annual report.

      3. Review with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q or prior to the release of earnings for that quarter. The Chair of the Committee may represent the entire Committee for purposes of these reviews.

      4. Review and approve any related-party transactions to which the Company is a party. It is management’s responsibility to bring such related-party transactions to the attention of the members of the Committee. A “related-party transaction” is any transaction which is required to be disclosed pursuant to Item 404 of the SEC’s Regulation S-K.

INDEPENDENT AUDITORS

      5. Have the sole authority to appoint or replace the independent auditors (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreement between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

      6. Review and evaluate the independence of the independent auditors by:

      a. Having the independent auditors deliver to the Committee annually a formal written statement delineating all relationships between the independent auditors and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; actively engaging in dialogue with the independent auditors about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent auditors.

      b. Pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent auditors, prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

      c. Ensuring the rotation of the audit partners as required by law.

      d. Establishing guidelines relating to the Company’s hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

      e. Discussing with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

FINANCIAL REPORTING PROCESSES

      7. Review the consolidated financial statements contained in the Company’s annual report with management and the independent auditors to determine that the independent auditors are satisfied with the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting and the disclosure and content of the financial statements to be presented to the public and filed with the Securities and Exchange

Commission. Consider and approve, if appropriate, major changes in accounting principles or material estimates as suggested by the independent auditors or management.

      8. Review with the independent auditors: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences. Such review is to occur before any audit report is filed with the SEC pursuant to the securities laws, including prior to the filing of annual reports and proxy statements, registration statements, and other periodic or current reports that contain audit reports.

      9. Periodically consult with the independent auditors without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

      10. Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

      11. Periodically consult with the independent auditors, and financial and accounting personnel the integrity of the Company’s financial reporting processes, both internal and external and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee should periodically review and update the Company’s code of ethics to ensure that management has established a system to enforce adherence to its written code of conduct.

ETHICAL AND LEGAL COMPLIANCE

      12. Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems necessary or appropriate.

      13. Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated.

      14. Establish procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      15. Review accounting and financial human resource and succession planning within the Company.

      16. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

      17. Investigate any matter brought to its attention within the scope of its duties.

Meetings

      The Committee shall meet as often as it determines, but not less frequently than quarterly. As part of its job to foster open communication, the Committee should meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Minutes shall be kept of each meeting of the Committee.

Instructions for Voting Your Proxy

      We are now offering stockholders three alternative ways for voting this proxy:

•	By Telephone (using a touch-tone telephone)

•	By Internet

•	By Mail (traditional method)

      Your telephone and internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card.

TELEPHONE VOTING

•	This method of voting is available for residents of the U.S. and Canada

•	On a touch-tone telephone, call TOLL FREE 1-877-779-8683, 24 hours a day, 7 days a week

•	You will be asked to enter ONLY the CONTROL NUMBER shown below

•	Have your proxy card ready, then follow the prerecorded instructions

•	Your vote will be confirmed and cast as you directed

INTERNET VOTING

•	Voting can be accessed via the internet at www.eproxyvote.com/bbdc

•	You will be asked to enter only the Control number shown below

•	Have your proxy Card ready, then follow the instructions

•	Your vote will be confirmed and cast as you directed

VOTING BY MAIL

•	Simply mark, sign and date your proxy card and return it in the postage-paid envelope

•	If you are voting by telephone, please do not mail your proxy card

COMPANY NUMBER CONTROL NUMBER

BRANTLEY CAPITAL CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert P. Pinkas and Paul H. Cascio, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 3201 Enterprise Parkway, Cleveland, Ohio 44122, on March 30, 2004 at 10:00 a.m. Eastern Time, and at all adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board or directors knows of no other business to be presented at the meeting.

(x) Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 AND A VOTE “FOR” PROPOSAL NO. 2.

1.  FOR [  ]  WITHHELD [  ]  FOR ALL EXCEPT
NOMINEES CROSSED OUT [  ]

To elect:
     Gerald Hellerman
     Robert Pinkas
     Phillip Goldstein
     Patrick Bales

to serve as directors (except as marked to the contrary) for the Company for a five year term expiring in 2008, or, in the case of Mr. Hellerman a four year term expiring in 2007, or until their successors are elected and qualified.

     INSTRUCTIONS: To withhold authority to vote for any individual, strike a line through his name on the list above.

2.  FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

     To ratify the selection of KPMG LLP as the Company’s independent accountants.

3. To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

BRANTLEY CAPITAL CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert P. Pinkas and Michael J. Finn, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 3201 Enterprise Pkwy, Suite 350 Cleveland, Ohio 44122, on March 30, 2004 at 10:00 a.m. Eastern Time, and at all adjournments thereof, as indicated on this proxy.

(x) Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS.

1.	FOR [ ]	WITHHELD ALL [ ]	FOR ALL EXCEPT NOMINEES CROSSED OUT [ ]

To elect:
James P. Oliver
Benjamin F. Bryan
to serve as directors (except as marked to the contrary) for the Company for a five year term expiring in 2007 or until their successors are elected and qualified.

          INSTRUCTIONS: To withhold authority to vote for any individual, strike a line through his name on the list above.

2.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

To ratify the selection of KPMG LLP as the Company’s independent accountants.

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board or directors knows of no other business to be presented at the meeting.

Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

Dated

Signature

Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

    Dated

    Signature

     Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.